WARRANT LIABILITY	12 Months Ended
Dec. 31, 2020
WARRANT LIABILITY
WARRANT LIABILITY

20.  WARRANT LIABILITY

The warrant liability is classified within Level 3. The Group estimated the fair value of the warrant liability as of December 31, 2019 using the binomial-lattice option valuation model, based on the remaining contractual term of the warrants, risk-free interest rate and expected volatility of the price of the underlying Series B-1 Preferred Shares. The assumptions used, including the market value of the underlying Series B-1 Preferred Shares in the latest round of financing and the expected volatility were subjective unobservable inputs. Significant changes in the inputs used in the fair value measurement of the Level 3 warrant liability in isolation would result in a significant change of fair value measurement. On April 26, 2019, TTCO exercised its warrants and the Company issued 15,211 Series B-1 Preferred Shares. Upon the completion of the Company's IPO, 15,211 Series B-1 Preferred Shares were automatically converted into Class A ordinary shares at the conversion ratio of 1:1.

The following table presents a reconciliation of the warrant liability measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	Warrant liability
	RMB	USD
Fair value at January 1, 2019	19,520	2,804
Change in fair value	8,322	1,195
Conversion to Series B-1 Preferred Shares	(27,842)	(3,999)
Fair value at December 31, 2019	—	—